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THE SHEPHERD STREET EQUITY FUND(TM)

Semi-Annual Report
March 31, 2000

Investment Adviser:
Salem Investment Counselors, Inc.
480 Shepherd Street
Winston-Salem, North Carolina 27103

Shareholder Services:
Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA 19428

Legal Counsel:
The Law Offices of David D. Jones, P.C.
518 Kimberton, #134
Phoenixville, PA 19460

Independent Auditors:
Tait, Weller & Baker
8 Penn Center, Suite 800
Philadelphia, PA 19103-2108

Custodian:
First Union National Bank
1339 Chestnut Street
Philadelphia, PA 19101-7618



THE SHEPHERD STREET EQUITY FUND
------------------------------------------------------------------------------

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Dear Shareholder:

I am very pleased to present you with this semi-annual report on your mutual fund. Over the past six months, the Shepherd Street Equity Fund returned an investment gain of 17.48%, and for the eighteen months the Fund has been in operation, it has achieved an investment return of 50.85%. We are particularly pleased with the Fund's performance since we have not invested in the highly speculative "dot.com" stocks that were the rage over the past year. Nevertheless, good, solid technology and telecommunications companies were our best performing sectors. As stock investors and not stock traders, we buy companies that we believe have the potential to perform for the long term, avoiding the risk and extended valuations that often come with buying today's momentum stock. While the investing world has become fixated on growth versus value stocks, we continue to believe that a proper balance of both categories, including mid and large capitalization stocks is the best formula for long-term success in today's investment environment.

Looking forward, we consider the fund to be well-positioned in quality technology, telecommunications, financial and other sectors of the market with the proper balance of growth and value to weather these extremely volatile market conditions.

We appreciate your investment in the Shepherd Street Equity Fund and pledge our continued diligence to make the most of your investment.

                                         Sincerely yours,

                                         /S/ David B. Rea,
                                         David B. Rea, CFA
                                         President, Shepherd Street Equity Fund


This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


THE SHEPHERD STREET EQUITY FUND
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SCHEDULE OF INVESTMENTS
March 31, 2000 (Unaudited)

     Shares                                                            Value
   ----------                                                       ----------
               COMMON STOCK -- 96.02%
               Broadcasting -- 6.45%
     3,525     MediaOne Group, Inc.*                              $    285,525
     7,100     Tribune Co.                                             259,594
                                                                  ------------
                                                                       545,119
                                                                  ------------

               Chemicals -- 2.90%
     7,200     Great Lakes Chemical Corp.                              244,800
                                                                  ------------
               Commercial Services -- 2.65%
     19,950    Servicemaster Co.                                       224,437
                                                                  ------------

               Computer Hardware -- 7.32%
     2,250     EMC Corp.*                                              281,250
     2,550     Hewlett-Packard Co.                                     338,034
                                                                  ------------
                                                                       619,284
                                                                  ------------

               Computer Services & Software -- 6.71%
     2,600     Cisco Systems, Inc.*                                    201,013
     3,450     Microsoft Corp.*                                        366,562
                                                                  ------------
                                                                       567,575
                                                                  ------------

               Diversified Conglomerates -- 2.33%
     2,225     Minnesota Mining & Manufacturing Co.                    197,052
                                                                  ------------

               Electronics Equipment -- 14.89%
     1,500     Cree Research, Inc.*                                    169,312
     3,300     Intel Corp.                                             435,394
     2,254     Koninklijke Philips Electronics - ADR                   386,138
     2,000     RF Micro Devices, Inc.*                                 268,750
                                                                  ------------
                                                                     1,259,594
                                                                  ------------

               Finance -- 10.97%
     6,000     Capital One Financial Corp.                             287,625
     6,000     CCB Financial Corp.                                     265,500
    13,500     Cenit Bancorp, Inc.                                     137,531
     4,000     Citigroup, Inc.                                         237,250
                                                                  ------------
                                                                       927,906
                                                                  ------------

               Food & Beverage -- 6.45%
     8,675     Pepsico, Inc.                                           299,830
     6,875     SYSCO Corp.                                             245,352
                                                                  ------------
                                                                       545,182
                                                                  ------------

               Insurance -- 4.27%
    17,800     Triad Guaranty, Inc.*                                   361,562
                                                                  ------------

               Materials and Processing -- 3.37%
     6,000     Martin Marietta Materials, Inc.                         285,000
                                                                  ------------

               Medical Products -- 9.29%
     5,600     Cardinal Health, Inc.                                   256,900
     5,250     Guidant Corp.                                           308,766
     3,550     Merck & Co.                                             220,544
                                                                  ------------
                                                                       786,210
                                                                  ------------

               Producer Durables -- 3.47%
    29,000     Clayton Homes, Inc.                                     293,625
                                                                  ------------

               Telecommunications -- 14.95%
     6,000     A T& T Corp. - Liberty Media Group*                     355,500
     6,000     CommScope, Inc.*                                        273,750
     6,200     MCI Worldcom, Inc. *                                    280,938
     1,050     Nokia Corp. ADR                                         228,112
     2,000     Sprint Corp.                                            126,000
                                                                  ------------
                                                                     1,264,300
                                                                  ------------
               Total Common Stock (Cost $6,876,092)                  8,121,646
                                                                  ------------

               MISCELLANEOUS ASSETS -- 3.05%
               Evergreen Money Market Trust Institutional
               Shares (Cost $258,072)                                  258,072
                                                                  ------------
               Total Investments (Cost $7,134,164) -- 99.07%      $  8,379,718
               Other Assets in Excess of Liabilities -- 0.93%           78,945
                                                                  ------------
               NET ASSETS -- 100.00%                              $  8,458,663
                                                                  ============

               * Non-income producing investment.
               ADR -- American Depository Receipt

               See notes to financial statements.


THE SHEPHERD STREET EQUITY FUND
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STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (Unaudited)

ASSETS:
Investments, at market (identified cost $7,134,164) (note 1)      $  8,379,718
Receivables:
Dividends and interest                                                   6,333
Fund shares sold                                                       108,939
                                                                  ------------
Total assets                                                         8,494,990
                                                                  ------------
LIABILITIES:
Payables:
Fund shares redeemed                                                    28,000
Due to Advisor                                                           6,606
Accrued distribution fees                                                1,721
                                                                  ------------
Total liabilities                                                       36,327
                                                                  ------------
NET ASSETS                                                        $  8,458,663
                                                                  ============

NET ASSETS CONSIST OF:
Common stock (Unlimited shares of $.0001 par value authorized,
570,315 shares outstanding) (note 2)                              $         57
Additional capital paid-in                                           7,176,624
Net investment loss                                                    (10,866)
Accumulated realized gain on investments                                47,294
Net unrealized gain on investments                                   1,245,554
                                                                  ------------

Net Assets, for 570,315 shares outstanding                        $  8,458,663
                                                                  ============
Net Asset Value, offering and redemption price per share          $      14.83
                                                                  ============

See notes to financial statements.



THE SHEPHERD STREET EQUITY FUND
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STATEMENT OF OPERATIONS
For the Period Ended March 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest                                                          $      5,821
Dividends                                                               27,254
                                                                  ------------
Total investment income                                                 33,075
                                                                  ------------
EXPENSES:
Investment advisory fees (note 4)                                       14,061
Distribution fees (note 4)                                               8,788
Service fees (note 4)                                                   21,092
                                                                  ------------
Total expenses                                                          43,941
                                                                  ------------
Net investment loss                                                    (10,866)
                                                                  ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                        47,294
Net change in unrealized appreciation on investments                 1,098,766
                                                                  ------------
                                                                     1,146,060
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  1,135,194
                                                                  ============

See notes to financial statements.




THE SHEPHERD STREET EQUITY FUND
-------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                              For the Period       For the Period
                                                                  Ended                Ended
                                                              March 31, 2000        September 30,
                                                               (Unaudited)             1999*
                                                             --------------       --------------
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)                                 $      (10,866)      $        3,156
Net realized gain on investments                                     47,294              131,866
Net change in unrealized appreciation on investments              1,098,766              146,788
                                                             --------------       --------------
Net increase in net assets resulting from operations              1,135,194              281,810
                                                             --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (3,156)                  --
Net realized gain on investments                                   (131,866)                  --
                                                             --------------       --------------
Total Distributions                                                (135,022)                  --
                                                             --------------       --------------
Increase in net assets from Fund share transactions (note 2)      1,751,237            5,325,444
                                                             --------------       --------------
Increase in net assets                                            2,751,409            5,607,254

NET ASSETS:
Beginning of period                                               5,707,254              100,000
                                                             --------------       --------------
End of period**                                              $    8,458,663       $    5,707,254
                                                             ==============       ==============

*  The Shepherd Street Equity Fund commenced operations on October 2, 1998.
** Including undistributed net investment income of $(10,866) and $3,156, respectively.

   See notes to financial statements.





THE SHEPHERD STREET EQUITY FUND
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FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout Each Period)
                                                                     For the Period        For the Period
                                                                         Ended                 Ended
                                                                      March 31, 2000        September 30,
                                                                       (Unaudited)             1999*
                                                                     --------------       --------------
Net Asset Value, Beginning of Period                                   $  12.84              $  10.00
                                                                       --------              --------
Investment Operations:
Net investment income (loss)                                              (0.01)                 0.01
Net realized and unrealized gain on investments                            2.25                  2.83
                                                                       --------              --------
Total from investment operations                                           2.24                  2.84
                                                                       --------              --------
Distributions:
From net investment income                                                (0.01)                   --
From net realized gains                                                   (0.24)                   --
                                                                       --------              --------
Total distributions                                                       (0.25)                   --
                                                                       --------              --------
Net Asset Value, End of Period                                         $  14.83              $  12.84
                                                                       ========              ========
Total Return                                                              17.48%                28.40%

Ratios/Supplemental Data
Net assets, end of period (in 000's)                                   $  8,459              $  5,707
Ratio of expenses to average net assets                                    1.25%(1)              1.25%(1)
Ratio of net investment income to average net assets                       (.31)%(1)             0.10%(1)
Portfolio turnover rate                                                   44.40%                28.10%

(1) Annualized

 *  The Shepherd Street Equity Fund commenced operations on October 2, 1998.

See notes to financial statements.




THE SHEPHERD STREET EQUITY FUND
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NOTES TO THE FINANCIAL STATEMENTS
March 31, 2000 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and consists solely of The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize growth of capital. The Fund became effective with the SEC on October 1, 1998 and commenced operations on October 2, 1998.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Salem Investment Counselors, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the period ended March 31, 2000 were as follows:

                                                        Shares        Amount
                                                       --------     ----------
     Sold                                               154,227     $2,162,795
     Reinvestments                                        9,454        135,002
     Redeemed                                           (37,831)      (546,560)
                                                       --------     ----------
     Net Increase                                       125,850     $1,751,237
                                                       ========     ==========

Transactions in shares of the Fund for the period ended September 30, 1999 were as follows:

                                                        Shares        Amount
                                                       --------     ----------
     Sold                                               443,757     $5,446,989
     Redeemed                                            (9,292)      (121,545)
                                                       --------     ----------
     Net Increase                                       434,465     $5,325,444
                                                       ========     ==========

3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended March 31, 2000, were as follows:

     Purchases                                        4,460,891
     Sales                                            3,045,821

At March 31, 2000, unrealized appreciation of investments for tax purposes was as follows:

     Appreciation                                  $  1,623,129
     Depreciation                                      (377,575)
                                                   ------------
     Net appreciation on investments               $  1,245,554
                                                   ============

At March 31, 2000, the cost of investments for federal income tax purposes was $7,134,164.

4. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Salem Investment Counselors, Inc., (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.40% as applied to the Fund's daily net assets. For the period ended
March 31, 2000, the advisor received fees of $14,061.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.60% as applied to the Fund's daily net assets. For the period ended March 31, 2000 the advisor received fees of $21,092.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Funds' normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. Under the Plan, the Advisor, Salem Investment Counselors, Inc. is paid a distribution fee at an annual rate of 0.25% of average daily net assets of the Fund for distributing shares of the Fund and for providing certain shareholder services. For the period ended March 31, 2000, the Advisor received fees of $8,788.

Certain directors and officers of the Fund are directors and officers of the Advisor.


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